                         RECEIVABLES PURCHASE AGREEMENT
                            Dated as of June 28, 1995


          ATLANTIC AUTO FUNDING CORPORATION, a Delaware corporation (the "Buyer"), and ATLANTIC AUTO FINANCE CORPORATION, a Delaware corporation (the "Originator"), agree as follows:

          PRELIMINARY STATEMENTS. (1) Certain terms which are capitalized and used throughout this Agreement (in addition to those defined above) are defined in Article I of this Agreement.

          (2) The Originator in its ordinary course of business finances the cost of new Automobiles purchased by Obligors;

          (3) The Buyer is a special-purpose Subsidiary of the Originator established to purchase or otherwise acquire Eligible
Receivables and Related Security;

          (4) The Originator wishes from time to time to offer to sell to the Buyer Eligible Receivables and Related Security; and

          (5) The Buyer desires to purchase or otherwise procure such Eligible Receivables and Related Security from the Originator;

          NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "AFFILIATE" means, with respect to a Person, another Person that directly or indirectly controls, is controlled by or is under common control with such first Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to vote ten percent (10%) or more of the Securities having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting Securities or by contract or otherwise.

          "AGENT" means CNAI.

          "AUTOMOBILE" means the new or used automobile or light-duty truck that is purchased by the Obligor to which a particular Receivable relates.

          "BANK" means Citibank, N.A., a national banking association.

          "BANKRUPTCY CODE" means Title 11 of the United States Code (11 U.S.C.
Section 101 ET SEQ.), as amended from time to time, or any successor statute.

          "BUSINESS DAY" means any day other than a Saturday, Sunday or public holiday or the equivalent for banks in New York City.

          "CNAI" means Citicorp North America, Inc., a Delaware corporation.

          "COLLECTIONS" means with respect to each Purchased Receivable, without limitation, all (i) payments received and collected on such Purchased Receivable, (ii) net proceeds received by virtue of the liquidation of such Purchased Receivable, (iii) retained proceeds received under any property damage, casualty or other insurance policy with respect to such Purchased Receivable, (iv) proceeds received under the VSI Policy, (v) interest of the Buyer in any property damage, casualty or other insurance policies as the same relate to the Automobile securing such Purchased Receivable and (vi) other proceeds relating to such Purchased Receivable or its Contract File.

          "COMMITTED RECEIVABLES PURCHASE AGREEMENT" means the receivables purchase agreement or agreements between the Buyer and the Liquidity Banks.

          "COMPANY DOCUMENTS" shall mean the Expense and Tax-Sharing Agreement.

          "CONTRACT" means, with respect to each Receivable, the note, retail sales installment contract or other evidence of the Obligor's obligation to repay Indebtedness to the Originator, executed by such Obligor in connection with the purchase of an Automobile.

          "CONTRACT FILE" means, with respect to each Receivable, the original Contract, either a copy of the application to the appropriate state authorities for a Title to the related Automobile or a standard assurance in the form commonly used in the industry relating to the provision of Title and when issued to the appropriate state authorites, the related Title (but only to the extent that Title documents are required under applicable state law to be held by a secured party in order to perfect such secured party's security interest in the related Automobile), all original instruments modifying the terms and conditions of the Receivable and the original endorsements or assignments of such Contract.

          "CREDIT AND COLLECTION POLICY" means the Credit and Collection Policy of the Originator for the Contracts and the Receivables as described in EXHIBIT A, as modified in compliance with SECTION 5.02(c).

          "CUSTODIAL AGREEMENT" means that certain custodial agreement dated the date hereof by and among the Originator, the Buyer, the Agent and the Custodian.

          "CUSTODIAN" means Safesite National Business Records Management, Inc., a Delaware corporation.

          "CXC" means CXC Incorporated, a Delaware corporation.

          "CXC RECEIVABLES PURCHASE AGREEMENT" means the receivables purchase agreement or agreements between the Buyer and CXC.

          "DEFAULTED RECEIVABLE" means a Receivable (i) with respect to which any payment thereon has remained unpaid more than ninety (90) days past the due date therefor or (ii) charged off as uncollectible by the Originator. A Receivable shall be deemed to be a Defaulted Receivable upon the earlier to occur of the events specified in clauses (i) and (ii) of the preceding sentence.

          "DELINQUENT RECEIVABLE" means a Receivable that is not a Defaulted Receivable and (i) with respect to which any payment thereon has remained unpaid more than 60 days past the due date therefor or (ii) which has been classified as delinquent by the Originator.

          "ELIGIBLE RECEIVABLE" means a Receivable:

          (i)     the Obligor of which is a U.S. resident;

          (ii)    which is not a Delinquent Receivable or a Defaulted
     Receivable;

          (iii)   which is due and payable in full in 75 months or less;

          (iv) which, together with the related Contract, constitutes "chattel paper" within the meaning of Section 9-105 of the UCC;

          (v)     which is denominated in Dollars and payable in the United
     States;

          (vi) which, together with the related Contract, represents the legal, valid and binding obligation of the related Obligor under such Contract and is not subject to any dispute, offset, counterclaim or defense, except as provided for under state or federal consumer protection law;

          (vii) which, together with the related Contract, does not contravene applicable laws, rules or regulations concerning, without limitation, such matters as usury, consumer protection, truth in lending, fair credit billing and equal credit opportunity;

          (viii) which arose under a Contract for the retail sale of an Automobile where such Automobile has already been delivered and the Obligor thereof is not in default under the terms of such Contract;

          (ix) which satisfies all applicable requirements of the Originator's Credit and Collection Policy;

          (x) with respect to which the related Obligor received a Fair Isaac Score (as defined in the Credit and Collection Policy) of at least 160;

          (xi) which, together with the related Contract, has not been assigned or pledged by the Originator, except pursuant to the terms of this Agreement, with respect to which the Originator has good and marketable title, and with respect to which the Originator is the sole legal and beneficial owner and has full right to transfer, sell and encumber the same free and clear of any Lien except as created in favor of the Buyer pursuant to the terms of this Agreement;

          (xii) with respect to which there is no default, breach, violation or event of acceleration existing under the related Contract, and there is no event which, with the passage of time, or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Originator has not waived any default, breach, violation or event of acceleration;

          (xiii) with respect to which the related Contract contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof against the property subject to such Contract adequate for the realization of the benefits of the security provided thereby, including all the rights of a secured party under the UCC as in effect in the state in which the related Obligor resides or such Contract was executed;

          (xiv) with respect to which the related Contract is not secured by any collateral, except the Lien with respect to the corresponding Automobile as noted on the related Title;

          (xv) with respect to which, at the time a Lien with respect to the Automobile was granted by,the related Obligor, the Automobile was and is free of material damage and is in good repair;

          (xvi) with respect to which the Originator is the lienholder of record on the related Title; and

          (xvii) with respect to which the related Obligor maintains casualty and liability insurance for the

     Automobile in accordance with the Credit and Collection Policy.

          "EXPENSE AND TAX-SHARING AGREEMENT" means the Office Space, Administrative and Office Support Services, and Tax Allocation Agreement dated as of the date hereof between the Originator and the Buyer.

          "FACILITY DOCUMENTS" shall mean collectively, this Agreement, the Lock-Box Agreements, the Custodial Agreement, the Support Agreement, the Company Documents and all other agreements, documents and instruments delivered pursuant thereto or in connection therewith.

          "INDEBTEDNESS" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments,
(iii) obligations to pay the deferred purchase price of property or services,
(iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

          "INITIAL PURCHASE DATE" means the date the first Purchase is made pursuant to this Agreement.

          "LICENSE AGREEMENT" means the Remote Outsourcing Agreement dated as of July 15, 1994 between Systematics Financial Services, Inc. and the Originator.

          "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, conditional sale agreement, deposit arrangement, security interest, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever in respect of any property of a Person, whether granted voluntarily or imposed by law, and includes the interest of a lessor under a capital lease or under any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement or similar notice (other than a financing statement filed by a "true" lessor or consignor pursuant to Section 9-408 of the UCC), naming the owner of such property as debtor, under the UCC or other comparable law of any jurisdiction.

          "LIQUIDITY BANKS" means the banks identified as such in the Committed Receivables Purchase Agreement.

          "LOAN AGREEMENT" means the Loan Agreement dated as of the date hereof among the Bank, the Buyer, in its capacity as Borrower thereunder, and the Originator, in its capacity as Servicer thereunder.

          "LOCK-BOX ACCOUNT" means an account maintained for the purpose of receiving Collections.

          "LOCK-BOX AGENT" means at any time CNAI or such other Person(s) then authorized pursuant to the Loan Agreement and, upon its execution and delivery, the Receivables Purchase Agreement to act as lock-box agent on behalf of the Bank and the Purchasers, as applicable, and their respective assignees.

          "LOCK-BOX AGREEMENT" means an agreement, in substantially the form of EXHIBIT B, among the Originator, the Buyer and a Lock-Box Bank which agreement sets forth the rights of the Lock-Box Agent, the Originator, the Buyer and the Lock-Box Bank with respect to the disposition and application of the Collections received into the applicable Lock-Box Account.

          "LOCK-BOX BANK" means any of the banks holding one or more lock-box accounts for receiving Collections.

          "OBLIGOR" means the obligor and any co-obligor(s) under a Receivable.

          "OUTSTANDING BALANCE" means, with respect to any date and any Receivable, the then outstanding principal amount of such Receivable. For the avoidance of doubt, it is understood that in no event shall the definition of "Outstanding Balance" include any amount in respect of (i) finance charges and income with respect to any such Receivable or (ii) prepaid dealer reserves or other marketing expenses with respect to any such Receivable.

          "PERMITTED SECURITIZATION TRANSACTION" means a transfer by the Borrower of Receivables (i) pursuant to the Receivables Purchase Agreement and
(ii) by way of a term securitization
transaction, provided that (x) upon the effectiveness of such transaction and the application of the proceeds therefrom to prepay loans made under the Loan Agreement secured immediately prior to the effectiveness of such transaction by the Purchased Receivables subject to such transaction, no prepayment of loans is required under Section 2.03(a) of the Loan Agreement and (y) the parties to such transaction enter into intercreditor arrangements with the Agent, the Bank and the Purchasers reasonably satisfactory to each of the Agent, the Bank and the Purchasers.

          "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

          "PURCHASE" means a purchase of Purchased Receivables, Related Security with respect to such Purchased Receivables and Collections with respect thereto by the Buyer from the Originator pursuant to SECTIONS 2.01 and 2.02.

          "PURCHASE DATE" means the Initial Purchase Date and thereafter, each Business Day of each week.

          "PURCHASE NOTICE" means a notice, in substantially the form of EXHIBIT C, furnished by the Originator to the Buyer pursuant to SECTION 2.02.

          "PURCHASE PERCENTAGE" shall mean initially 100%; PROVIDED, HOWEVER, that the Purchase Percentage may change from time to time to reflect historic loss experience of the Originator's Receivable portfolio, as agreed upon by the Originator and the Buyer. The Buyer shall notify the Bank and the Agent of any change in the Purchase Percentage.

          "PURCHASED ASSETS" means, at any time, all then outstanding Purchased Receivables, Related Security with respect to such Purchased Receivables and Collections with respect to, and other proceeds of, such Purchased Receivables.

          "PURCHASED RECEIVABLE" means any Receivable which appears on any list of Receivables at any time hereafter submitted to and accepted by the Buyer pursuant to SECTION 2.02, whether purchased by the Buyer or contributed to the capital of the Buyer. Once a Receivable appears on any such list it shall remain a Purchased Receivable; PROVIDED HOWEVER, that with respect to any Receivable that is repurchased by the Originator pursuant to
SECTION 7.02, following the Buyer's receipt of the repurchase price for such Receivable, "PURCHASED RECEIVABLE" shall not include the Receivable so repurchased.

          "PURCHASER" means CXC or the Liquidity Banks, as applicable and their respective successors and assigns.

          "RECEIVABLES" means the indebtedness evidenced by the Contracts, whether constituting accounts, general intangibles, contract rights, chattel paper or instruments.

          "RECEIVABLES PURCHASE AGREEMENT" means, collectively, (i) the CXC Receivables Purchase Agreement and (ii) the Committed Receivables Purchase Agreement.

          "RECORDS" means, with respect to each Purchased Receivable, all factory invoices and work orders describing the related Automobile, the bill of sale and guaranty of title, insurance policies, tax receipts, property and casualty insurance policies or binders naming the Servicer as loss payee or additional named insured, as is appropriate, insurance premium receipts, ledger sheets, payment records, insurance claim files and correspondence, all documentation in connection with any modification, release, accommodation, cosigning or guaranty of the Purchased Receivable and all other documents and instruments, including all books, records, files, tapes, correspondence and other information or materials (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to the Purchased Receivable, the Contract, the Title and the Automobile relating to the Purchased Receivable and this Agreement.

          "RELATED SECURITY" means, with respect to any Receivable, (i) the related Contract File, (ii) the related Automobile, (iii) all related Records and (iv) all proceeds of the foregoing.

          "SECURITIES" means any limited, general or other partnership interest, or any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing.

          "SERVICER" means at any time the Person(s) then authorized pursuant to the Loan Agreement and, upon its execution and delivery, the Receivables Purchase Agreement to act as servicer with respect to the Purchased Receivables.

          "SUBSIDIARY" means any corporation or other entity of which Securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned or controlled by such Person, one or more of the other subsidiaries of such Person or any combination thereof.

          "SUPPORT AGREEMENT" means the support agreement of UAG in favor of the Buyer to be entered into concurrently with the Buyer's execution of this Agreement.

          "TERMINATION DATE" means the earlier of (i) that Business Day which the Buyer designates as the Termination Date by notice to the Originator at least five Business Days prior to such Business Day, (ii) the occurrence of a Termination Event and (iii) June 28, 1999 (or such other date as the Originator and the Buyer may agree in writing.

          "TERMINATION EVENT" means the occurrence of any of the following events:

          (a) UAG's cumulative net losses, commencing with the fiscal quarter beginning on January 1, 1995, as reflected in the consolidated statements of income and retained earnings as of the end of each fiscal quarter of UAG shall exceed $6,000,000, PROVIDED, that for the fiscal quarters ending on June 30, 1995 and September 30, 1995, cumulative net losses shall be measured for the four fiscal quarters ended on the last day of each such quarter;

          (b) UAG's net worth, as set forth in UAG's annual audited financial statements, shall be less than $28,000,000;

          (c) The net worth of the Originator and its consolidated subsidiaries, as set forth in the Originator's annual audited financial statements, shall be less than $2,400,000, PROVIDED, that, for purposes of the foregoing, net worth shall be computed excluding intercompany transactions, dealer reserves, capitalized excess servicing fees and the effects of gains on sale for securitization transactions;

          (d) UAG shall fail to pay any principal of or premium or interest on any indebtedness in a principal amount of at least $1,000,000 when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness, or any other event shall occur or condition shall exist under any agreement or instrument relating to any such indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; PROVIDED, that a Termination Event shall not occur hereunder unless UAG receives written notice that any of the foregoing events shall have occurred and fails to cure the foregoing within 15 days following receipt of such notice;

          (e) There shall occur a "Change in Control" (as defined below) of UAG; "Change of Control" shall mean (i) the sale of all or substantially all of the assets of UAG to an entity not controlled by UAG, (ii) prior to UAG's "Qualified Public Offering" (as defined below), a reduction in the ownership by the shareholders of the voting stock of UAG as of the date hereof (the "Initial Shareholder Group") to less than a majority of UAG's outstanding voting stock, or (iii) after the Qualified Public Offering, the ownership of another Person or group of Persons of a greater number of shares of UAG's voting stock than owned by the Initial Shareholder Group; "Qualified Public Offering" shall mean a public offering of UAG's capital stock pursuant to which UAG receives gross proceeds of $30,000,000 or more (when aggregated with all prior public offerings) and has a market valuation in excess of $100,000,000;

          (f) Both of Richard Harrison and Harry Hardy shall cease to be actively involved in the day-to-day management of the Originator, except as a result of death or illness;

          (g) There shall occur any event which may be reasonably expected to have a material adverse effect on the Originator or UAG or may be reasonably expected to cause a material adverse change in the condition or prospects, financial condition or business of the Originator or UAG; or

          (h) There shall occur a breach of the Support Agreement by UAG.

          "TITLE" means, with respect to each Receivable, the original certificate or other instrument or registration evidencing ownership of the related Automobile, which certificate, other instrument or registration shall have the Lien of the Originator noted thereon or a UCC financing statement signed by the Obligor and filed in the appropriate jurisdiction evidencing the perfection of the Lien granted by the Obligor to the Originator and assigned to the Buyer or its designee as provided herein.

          "UAG" means United Auto Group, Inc., a Delaware corporation.


          "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

          "VSI POLICY" means the vendors single interest physical damage insurance policy maintained with respect to the Receivables, a copy of which is attached as EXHIBIT D.

          SECTION 1.02. OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

          SECTION 1.03. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE PURCHASES

          SECTION 2.01. GENERAL TERMS. (a) On the terms and conditions hereinafter set forth, from the date the condition precedent to the initial Purchase in SECTION 3.01 is satisfied to the Termination Date, the Originator will offer to sell to the Buyer on each Purchase Date all right, title and interest of the Originator in, to and under all Eligible Receivables then existing, Related Security with respect to such Eligible Receivables and Collections with respect thereto and the Buyer in its sole discretion may purchase all or any portion of such Eligible Receivables, Related Security and Collections from the Originator. Nothing in this Agreement shall be deemed to be or construed as a commitment by the Buyer to purchase any Purchased Assets at any time.

          (b) It is the intention of the parties hereto that each Purchase of Eligible Receivables, Related Security and Collections made hereunder shall constitute a "sale of chattel paper," as such term is used in Article 9 of the UCC, which sales are absolute, irrevocable and without recourse except as specifically provided herein and provide the Buyer with the full benefits of ownership of the Purchased Receivables and such related Purchased Assets. Neither the Originator nor the Buyer intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from the Buyer to the Originator secured by such assets. If at any time a court characterizes the Purchases hereunder as loans by the Buyer to the Originator, then the Originator hereby pledges, grants a security interest in and assigns to the Buyer, all of the Originator's right and title to and interest in the Purchased Receivables, the Related Security and Collections related thereto as security for such loans and for the payment and performance of all obligations of the Originator hereunder. In view of the intention of the parties hereto that the Purchases of Eligible Receivables, Related Security and Collections made hereunder shall constitute sales of such Purchased Receivables, Related Security and Collections rather than a loan secured by such Purchased Receivables, Related Security and Collections, the Originator agrees to note on its financial statements that such Purchased Receivables, Related Security and Collections have been sold to the Buyer.

          SECTION 2.02. PURCHASES FROM THE ORIGINATOR. (a) Each Purchase shall be made on a Purchase Date, provided, that a Purchase Notice requesting such Purchase is received by the Buyer by the close of business on such Purchase Date. Each such Purchase Notice shall list all Eligible Receivables of the Originator and shall specify the Purchase Price therefor. The Buyer shall promptly thereafter notify the Originator whether the Buyer has determined to purchase all or any portion of such Eligible Receivables.

          (b) The purchase price (the "PURCHASE PRICE") for the new Purchased Receivables noted on a Purchase Notice (together with the related Purchased Assets) payable with respect to any Purchase Date shall be an amount equal to the product of the Outstanding Balance of such Purchased Receivables on the Purchase Date and the Purchase Percentage on such date plus interest accrued on such Purchased Receivables as of such date.

          (c) Subject to paragraph (d) below, the Purchase Price for the Purchased Assets sold by the Originator under this Agreement shall be payable in full in cash by the Buyer, in each case on the Business Day following the date of each such Purchase, except that the Buyer may, with respect to any Purchase, offset against such Purchase Price any amounts owed by the Originator to the Buyer hereunder and which remain unpaid. Subject to paragraph (d) below, on the Business Day following the date of each such Purchase, the Buyer shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Originator the Purchase Price in same day funds.

          (d) If, on the Business Day following the date of any Purchase, the Buyer has insufficient funds to pay in full the Purchase Price owed on such day, then the amount of the difference between the Purchase Price and such available funds shall, at option of the Originator (as evidenced by written notice by the Originator to the Buyer on such date (which notice may be a standing instruction)) be deemed to be (i) a capital contribution from the Originator to the Buyer, (ii) a loan by the Originator to the Buyer (a "SUBORDINATED LOAN"), evidenced by the Subordinated Note of the Buyer substantially in the form attached hereto as EXHIBIT E or (iii) any combination of capital contribution and Subordinated Loan. Any Subordinated Loan hereunder shall be fully subordinated to every other obligation of the Buyer.

          SECTION 2.03. COLLECTIONS; LOCK-BOX ACCOUNTS. In connection with the Purchases of Purchased Receivables hereunder, the Originator hereby transfers and assigns to the Buyer all the Originator's right, title to and interest in each Lock-Box Account. In connection with such transfer and assignment, the Originator hereby agrees to instruct each Obligor of a Purchased Receivable to remit payment on the Purchased Receivables to the Lock-Box Accounts. The Originator further agrees that it will not make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Account. The Originator agrees that if it shall receive any Collections, the Originator shall hold such Collections in trust for the benefit of the Buyer and remit such Collections to the Buyer by depositing such Collections into the Lock-Box Account within one Business Day following the Originator's receipt thereof. Notwithstanding the foregoing, the Servicer shall be entitled to make withdrawals from the Lock-Box Accounts in accordance with the Loan Agreement and, upon its execution and delivery, the Receivables Purchase Agreement until the Lock-Box Agent shall have instructed the Lock-Box Banks to the contrary in accordance with the Lock-Box Agreements. The account numbers of all Lock-Box Accounts, together with the names and addresses of all the Lock-Box Banks maintaining such Lock-Box Accounts, are specified in EXHIBIT F.

          SECTION 2.04. TRANSFER OF RECORDS TO THE BUYER. (a) In connection with the Purchases of Purchased Receivables hereunder, the Originator hereby sells, transfers, assigns and otherwise conveys to the Buyer all of the Originator's right and title to and interest in the Records relating to all Purchased Receivables, without the need for any further documentation in connection with any Purchase. In connection with such transfer, the Originator, to the extent permitted under the License Agreement, hereby grants to the Buyer and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by the Originator to account for the Purchased Receivables, to the extent necessary to administer the Purchased Receivables, whether such software is owned by the Originator or is owned by others and used by the Originator under license agreements with respect thereto. The license granted hereby shall be irrevocable, and shall terminate when all Purchased Receivables have been collected or charged off as uncollectible.

          (b) The Originator shall take such action requested by the Buyer and/or the Servicer, from time to time hereafter, that may be necessary or appropriate to ensure that the Buyer has (i) an enforceable ownership interest in the Records relating to the Purchased Receivables and (ii) an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Purchased Receivables and/or to recreate such Records.

          SECTION 2.05. PERFECTION OF LIENS; FURTHER ASSURANCES. Upon the request of the Buyer, the Originator shall, at its expense, promptly execute and deliver all further instruments and documents, and take all further action (including, without limitation, the execution and filing of such financing or continuation statements, or amendments thereto or assignments thereof), that may be necessary or desirable, or that the Buyer may request, in order to perfect and protect any ownership or security interest granted or purported to be granted to the Buyer hereunder or to enable the Buyer to exercise and enforce its rights and remedies hereunder with respect to any Purchased Assets (including, without limitation, the security interest of the Buyer in the Automobiles securing the Purchased Receivables). The Originator hereby authorizes the Buyer to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any part of the Purchased Assets now existing or hereafter arising without the signature of the Originator where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Purchased Assets or any part thereof shall be sufficient as a financing statement. The Originator will furnish to the Buyer from time to time statements and schedules further identifying and describing the Purchased Assets and such other reports in connection with the Purchased Assets as the Buyer may reasonably request, all in reasonable detail.

                                   ARTICLE III

                             CONDITIONS OF PURCHASES

          SECTION 3.01. CONDITIONS PRECEDENT TO INITIAL PURCHASE. The initial Purchase shall be subject to the condition precedent that the Buyer shall have received the following, each in form and substance satisfactory to the Buyer:

          (a)  The Company Documents executed by the Buyer and the Originator;

          (b) Acknowledgment copies of proper UCC-1 Financing Statements executed by the Originator, as may be necessary or, in the opinion of the Buyer, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Buyer's interests in all Purchased Receivables and Related Security in which an interest may be assigned to it hereunder;

          (c)  Certified copies of Requests for Information or Copies (Form UCC-
11) (or a similar search report certified by a party acceptable to the Buyer), dated a date reasonably near to the date hereof, listing all effective financing statements which name the Originator (under its present name and any previous names) as debtor and which are filed in the jurisdictions in which filings were made pursuant to subsection (b) of this SECTION 3.01, together with copies of such financing statements;

          (d) A copy of the resolutions of the Board of Directors of the Originator approving this Agreement, the Company Documents and the other Facility Documents to be delivered by it hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

          (e) The Certificate of Incorporation of the Originator certified by the Secretary of State of Delaware;

          (f) A certificate of the Secretary or Assistant Secretary of the Originator certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Agreement, the Company Documents and the other Facility Documents to be delivered by it hereunder (on which certificate the Buyer may conclusively rely until such time as the Buyer shall receive from the Originator a revised certificate meeting the requirements of this subsection
(f)) and (ii) a copy of the Originator's by-laws;

          (g) An opinion of Nixon, Hargrave, Devans & Doyle, special counsel for the Originator, in form and substance satisfactory to the Buyer and the Agent, as to such matters as the Buyer and the Agent may reasonably request;

          (h) The Support Agreement shall have been duly executed and delivered by each of UAG and the Originator and shall be in full force and effect; and

          (i) The Custodial Agreement shall have been duly executed and delivered by each of the Originator, the Buyer, the Custodian and the Agent and shall be in full force and effect.

          SECTION 3.02. CONDITIONS PRECEDENT TO ALL PURCHASES. Each Purchase (including the initial Purchase) by the Buyer from the Originator shall be subject to the further conditions precedent that (a) with respect to any such Purchase, not later than the close of business on the date of such Purchase, the Originator shall have delivered (i) to the Buyer, in form and substance satisfactory to the Buyer, a completed Purchase Notice dated the date of such Purchase and containing such additional information as may be reasonably requested by the Buyer and (ii) to the Custodian the original copy of the related Contract File and (b) on the date of such Purchase the representations and warranties contained in SECTION 4.01 shall be correct on and as of such date as though made on and as of such date (and the Originator by accepting the Purchase Price for such Purchase shall be deemed to have certified to such effect).

          SECTION 3.03. EFFECT OF PAYMENT OF PURCHASE PRICE. Upon the payment of the Purchase Price for any Purchase, (whether in cash, through a capital contribution or a Subordinated Loan), title to the Purchased Receivables and the other related Purchased Assets shall vest in the Buyer, whether or not the conditions precedent to such Purchase were in fact satisfied; PROVIDED, HOWEVER, that the Buyer shall not be deemed to have waived any claim it may have under this Agreement for the failure by the Originator in fact to satisfy any such condition precedent.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          SECTION 4.01. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR. The Originator represents and warrants as follows:

          (a) DUE INCORPORATION AND GOOD STANDING. The Originator is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction named at the beginning hereof and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

          (b) DUE AUTHORIZATION AND NO CONFLICT. The execution, delivery and performance by the Originator of this Agreement and all other agreements, instruments and documents to be delivered hereunder, and the transactions contemplated hereby and thereby, are within the Originator's corporate powers, have been duly authorized by all necessary corporate action, do not contravene
(i) the Originator's charter or by-laws, (ii) any law, rule or regulation applicable to the Originator, (iii) any contractual restriction contained in any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Originator or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Originator or its property, and do not result in or require the creation of any Lien upon or with respect to any of its properties (other than in favor of the Buyer as contemplated hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement has been duly executed and delivered on behalf of the Originator.

          (c) GOVERNMENTAL CONSENT. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Originator of this Agreement or any other agreement, document or instrument to be delivered hereunder.

          (d) ENFORCEABILITY OF FACILITY DOCUMENTS. This Agreement and each other Facility Document to be delivered by the

Originator in connection herewith constitute the legal, valid and binding obligation of the Originator enforceable against the Originator in accordance with their respective terms.

          (e) NO LITIGATION. There are no actions, suits or proceedings pending, or to the knowledge of the Originator threatened, against or affecting the Originator or any of its Subsidiaries, or the property of the Originator or any of its Subsidiaries, in any court, or before any arbitrator of any kind, or before or by any governmental body, which may materially adversely affect the financial condition of the Originator or the Originator and its consolidated Subsidiaries taken as a whole or (ii) the ability of the Originator to perform its obligations under this Agreement or (iii) the collectibility of the Purchased Receivables. Neither the Originator nor any of its Subsidiaries is in default with respect to any order of any court, arbitrator or governmental body.

          (f) USE OF PROCEEDS. No proceeds of any Purchase will be used by the Originator to acquire any security in any transaction which is subject to
Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

          (g) ELIGIBILITY OF PURCHASED RECEIVABLES; PERFECTION OF INTEREST IN PURCHASED RECEIVABLES. (i) As of the date of Purchase hereunder of each Purchased Receivable, such Purchased Receivable will satisfy the conditions of the definition of "Eligible Receivable."

          (ii) Prior to the Buyer's Purchase of each Purchased Asset hereunder, the Originator is or will be the lawful owner of, and have good title to, such Purchased Asset free and clear of any Lien and upon each Purchase by the Buyer of Purchased Assets hereunder, the Buyer shall acquire a valid and perfected first priority ownership interest in each Purchased Receivable then existing or thereafter arising and in the Related Security and Collections with respect thereto, in each case free and clear of any Lien. All such Purchases of Purchased Receivables and related Purchased Assets constitute true and valid sales, and all such Purchases of Purchased Receivables and related Purchased Assets constitute true and valid transfers and assignments of all of the Originator's right, title and interest in, to and under such Purchased Assets (and not merely a pledge of such Purchased Receivables and related Purchased Assets for security purposes), enforceable against creditors of the Originator. No such Purchased Assets shall constitute property of the Originator; and no effective financing statement or other instrument similar in effect covering any Purchased Receivable, the Related Security, Collections or any other Purchased Assets shall at any time be on file in any recording office except such as may be filed in favor of the Buyer (or its assignees) in accordance with this Agreement.

          (h) ACCURACY OF INFORMATION. No Purchase Notice, information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Originator to the Buyer in connection with this Agreement is or shall be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Buyer, as the case may be, at such time) as of the date so furnished, or contains or shall contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

          (i) LOCATION OF CHIEF EXECUTIVE OFFICE AND RECORDS. The chief place of business and chief executive office of the Originator are located at the address of the Originator referred to in SECTION 8.02 hereof and the locations of the offices where the Originator keeps all the Records are listed on EXHIBIT G (or at such other locations, notified to the Buyer in accordance with SECTION 5.01(e), in jurisdictions where all action required by SECTION 6.03 has been taken and completed).

          (j) SEPARATE CORPORATE EXISTENCE. The Originator is entering into the transactions contemplated by this Agreement in reliance on the Buyer's identity as a separate legal entity from the Originator and each of its Affiliates, and acknowledges that the Buyer and the other parties to the Facility Documents are similarly entering into the transactions contemplated by the other Facility Documents in reliance on the Buyer's identity as a separate legal entity from the Originator and each such other Affiliate.

          (k) TAXES. The Originator has filed or caused to be filed all federal, state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Originator has set aside adequate reserves on its books in accordance with generally accepted accounting principles and which have not given rise to any Liens.

          (l) SOLVENCY. The Originator: (i) is not "insolvent" (as such term is defined in Section 101(32)(A) of the Bankruptcy Code, (ii) is able to pay its debts as they mature; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

          (m) NO FRAUDULENT CONVEYANCE. The transactions contemplated by this Agreement and by each of the Facility Documents are being consummated by the Originator in furtherance of the Originator's ordinary business, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. By its receipt of the Purchase Prices hereunder and its ownership of the capital stock of the Buyer, the Originator shall have received reasonably equivalent value for the Purchased Receivables sold or otherwise conveyed to the Buyer under this Agreement.

          SECTION 4.02. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants as follows:

          (a) DUE INCORPORATION AND GOOD STANDING. The Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction named at the beginning hereof and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

          (b) DUE AUTHORIZATION AND NO CONFLICT. The execution, delivery and performance by the Buyer of this Agreement and all other agreements, instruments and documents to be delivered hereunder, and the transactions contemplated hereby and thereby, are within the Buyer's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Buyer's charter or by-laws, (ii) any law, rule or regulation applicable to the Buyer,
(iii) any contractual restriction contained in any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Buyer or its property or
(iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Buyer or its property, and do not result in or require the creation of any Lien upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement has been duly executed and delivered on behalf of the Buyer.

          (c) GOVERNMENTAL CONSENT. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Buyer of this Agreement or any other agreement, document or instrument to be delivered hereunder.

          (d) ENFORCEABILITY OF FACILITY DOCUMENTS. This Agreement and each other Facility Document to be delivered by the Buyer in connection herewith constitute the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with their respective terms.


                                    ARTICLE V

                       GENERAL COVENANTS OF THE ORIGINATOR

          SECTION 5.01. AFFIRMATIVE COVENANTS OF THE ORIGINATOR. The Originator will, unless the Buyer shall otherwise consent in writing:

          (a) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Receivables and related Contracts.

          (b) PRESERVATION OF CORPORATE EXISTENCE. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction in which the nature of its business requires it to be so qualified.

          (c) AUDITS. At any time and from time to time upon prior written notice to the Originator and during regular business hours, permit the Buyer, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records, and (ii) to visit the offices and properties of the Originator for the purpose of examining such Records, and to discuss matters relating to the Purchased Receivables or the Originator's performance hereunder with any of the officers or employees of the Originator having knowledge of such matters.

          (d) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Purchased Receivables in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Purchased Receivables (including, without limitation, records adequate to permit the daily identification of all Collections of and adjustments to each Purchased Receivable).

          (e) LOCATION OF RECORDS. Keep its chief place of business and chief executive office, and the offices where it keeps the Records, at the address(es) of the Originator referred to in SECTION 4.01(i), or, in any such case, upon 30 days' prior written notice to the Buyer, at such other locations within the United States where all action required by SECTION 6.03 shall have been taken and completed.

          (f) CREDIT AND COLLECTION POLICY. Comply in all material respects with its Credit and Collection Policy in regard to each Purchased Receivable and the related Contract.

          (g) NATURE OF BUSINESS. Engage principally in, directly or indirectly through the ownership of its Subsidiaries, the business of financing the cost of new Automobiles purchased by Obligors.

          (h) MAINTENANCE OF INSURANCE. (i) Maintain and keep in force insurance in amounts and with companies as is customary for companies engaged in the same business as that of the Originator.

          (i) SEPARATE IDENTITY. Take all actions required to maintain the Buyer's status as a separate legal entity, including, without limitation, (i) not holding the Buyer out to third parties as other than an entity with assets and liabilities distinct from the Originator and the Originator's other Subsidiaries; (ii) not holding itself out to be responsible for the debts of the Buyer or, other than by reason of owning capital stock of the Buyer, for any decisions or actions relating to the business and affairs of the Buyer; (iii) cause any financial statements consolidated with those of the Buyer to state that the Buyer is a separate corporate entity with its own separate creditors who, in any liquidation of the Buyer, will be entitled to be satisfied out of the Buyer's assets prior to any value in the Buyer becoming available to the Buyer's equity holders; (iv) taking such other actions as are necessary on its part to ensure that all corporate procedures required by its and the Buyer's respective certificates of incorporation and by-laws are duly and validly taken; (v) keeping correct and complete records and books of account and corporate minutes; and (vi) not acting in any other manner that could foreseeably mislead others with respect to the Buyer's separate identity.

          (j) SOFTWARE. Use its reasonable efforts to enable each of the Buyer and the Servicer (whether by license, sublicense, assignment or otherwise) to use all of the computer software used to account for the Purchased Receivables to the extent necessary to administer the Purchased Receivables.

          SECTION 5.02. NEGATIVE COVENANTS OF THE ORIGINATOR. The Originator will not, without the written consent of the Buyer:

          (a)  SALES, LIENS, ETC. AGAINST RECEIVABLES AND RELATED ASSETS.
Except pursuant to the Loan Agreement and a Permitted Securitization Transaction and as otherwise provided herein, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien upon or with respect to, any Purchased Receivable, Related Security or Collections, or upon or with respect to any Lock-Box Account to which any Collections of any Purchased Receivable are sent, or assign any right to receive income in respect thereof.

          (b) EXTENSION OR AMENDMENT OF RECEIVABLES. Except to the extent permitted in the Loan Agreement and, upon execution and delivery of the Receivables Purchase Agreement, in the Receivables Purchase Agreement, in each case in its capacity as Servicer thereunder, extend, amend or otherwise modify, the terms of any Purchased Receivable, or amend, modify or waive, any term or condition of any Contract related thereto.

          (c) CHANGE IN BUSINESS OR CREDIT AND COLLECTION POLICY. Make any change in the character of its business or in the Credit and Collection Policy without prior notice to and approval by the Buyer; PROVIDED, HOWEVER, that the Buyer will be deemed to have approved any such change unless it shall have disapproved of such change within ten (10) Business Days of its receipt of such notice.

          (d) CHANGE IN CORPORATE NAME. Make any change to its corporate name or use any trade names, fictitious names, assumed names or "doing business as" names unless, prior to the effective date of any such name change or use, the Originator delivers to the Buyer such Financing Statements (Form UCC-1 and UCC-
3) executed by the Originator which the Buyer may reasonably request to reflect such name change or use, together with such other documents and instruments that the Buyer may request in connection therewith.

          (e) ACCOUNTING TREATMENT. Prepare any financial statements or other statements which shall account for the transactions contemplated by this Agreement in any manner other than as the sale of the Purchased Assets by the Originator to the Buyer.

          (f) NONPETITION COVENANT. Notwithstanding any prior termination of this Agreement, the Originator and the Buyer shall not, prior to the date which is one year and one day after the termination of this Agreement, with respect to the Buyer, acquiesce, petition or otherwise invoke or cause the Buyer to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Buyer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Buyer or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Buyer.

          (g) SUBORDINATED NOTE. The Originator shall not transfer the Subordinated Note to any Person.

                                   ARTICLE VI

                          ADMINISTRATION AND COLLECTION

          SECTION 6.01. DESIGNATION OF SERVICER. Pursuant to the Loan Agreement, the Originator has been appointed as the Servicer thereunder and the Originator has accepted such appointment thereunder. Upon the execution and delivery of the Receivables Purchase Agreement, the Originator will be appointed as Servicer thereunder and will accept such appointment thereunder. As part of the consideration for the Purchases hereunder, the Originator hereby acknowledges and consents to such appointments as Servicer and agrees to perform each of the duties and obligations of the Servicer pursuant to the terms of the Loan Agreement and the Receivables Purchase Agreement, as applicable. Subject to the terms of the Loan Agreement and the Receivables Purchase Agreement, the Buyer may at any time, upon ten Business Days' prior written notice, designate as Servicer any Person to succeed the Originator or any successor Servicer.

          SECTION 6.02. RIGHTS OF THE BUYER.  At any time:

          (a) The Buyer may notify the Obligors of Purchased Receivables, or any of them, of the Buyer's ownership interest in Purchased Assets and direct such Obligors, or any of them, that payment of all amounts payable under any Purchased Receivable be made directly to the Buyer or its designee.

          (b) The Originator shall, at the Servicer's or Buyer's request and at the Originator's expense, give notice of the Buyer's interest in Purchased Receivables to each Obligor and direct that payments be made directly to the Buyer or its designee.

          (c) The Originator shall, at the Buyer's request, assemble all Records which the Buyer reasonably believes are necessary or appropriate for the administration and enforcement of the Purchased Receivables, and shall make the same available to the Buyer at a place selected by the Buyer or its designee.

          (d) The Originator hereby authorizes the Buyer and the Servicer to take any and all steps in the Originator's name and on behalf of the Originator necessary or desirable, in the determination of the Buyer and/or the Servicer, to collect all amounts due under any and all Purchased Receivables, including, without limitation, endorsing the Originator's name on checks and other instruments representing Collections and enforcing such Purchased Receivables and the Related Security.

          SECTION 6.03. FURTHER ACTION EVIDENCING TRANSFERS. The Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Buyer may reasonably request in order to perfect, protect or more fully evidence the Buyer's interest in the Purchased Assets (including, without limitation, the security interest of the Buyer in the Automobiles securing the Purchased Receivables), or to enable the Buyer to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Originator will mark its master data processing records evidencing such Purchased Receivables and Related Security with a legend, acceptable to the Buyer, evidencing that the Buyer has acquired an ownership interest therein as provided in this Agreement and, upon the request of the Buyer, will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Buyer may reasonably request. The Originator hereby authorizes the Buyer to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Purchased Receivables and the Purchased Assets now existing or hereafter arising without the signature of the Originator where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Purchased Receivables and the other Purchased Assets, or any part thereof, shall be sufficient as a financing statement. If the Originator fails to perform any of its agreements or obligations under this Agreement, the Buyer may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Buyer incurred in connection therewith shall be payable by the Originator upon the Buyer's demand therefor; PROVIDED, HOWEVER, prior to taking any such action, the Buyer shall give notice of such intention to the Originator and provide the Originator with a reasonable opportunity to take such action itself.

                                   ARTICLE VII


                          INDEMNIFICATION; REPURCHASES

          SECTION 7.01. INDEMNITIES BY THE ORIGINATOR. (a) Without limiting any other rights which the Buyer may have hereunder or under applicable law, the Originator hereby agrees to indemnify the Buyer, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by the Buyer relating to or resulting from any of the following (excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Buyer or (ii) recourse (except with respect to payment and performance obligations provided for in this Agreement) for uncollectible Purchased Receivables) :

          (i) reliance on any representation or warranty made or deemed made by the Originator (or any of its officers) under or in connection with this Agreement, any Purchase Notice or any other information or report delivered by the Originator pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

          (ii) the failure by the Originator to comply with any term, provision or covenant contained in this Agreement, or any agreement executed in connection with this Agreement or with any applicable law, rule or regulation with respect to any Purchased Receivable, the Related Security or the other Purchased Assets, or the nonconformity of any Purchased Receivable, the Related Security or the other Purchased Assets with any such applicable law, rule or regulation;

          (iii) the failure to vest and maintain vested in the Buyer or to transfer to the Buyer an interest in the Receivables which are, or are purported to be, Purchased Receivables, together with all Collections, Related Security and the other Purchased Assets, free and clear of any Lien (except in favor of the Buyer or its assignees) whether existing at the time of the Purchase of such Receivable or at any time thereafter;

          (iv) the failure to file, or any delay in filing (other than solely as a result of the action or inaction of the Buyer), financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws against the Originator with respect to any Receivables or Related Security which are, or are purported to be, Purchased Assets, whether at the time of any Purchase or at any subsequent time;

          (v) any failure of the Originator, as Servicer or otherwise, to perform its duties or obligations in accordance with the provisions of
     Article VI; and

          (vii) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the Automobile that is the subject of any Contract.

Any amounts subject to the indemnification provisions of this SECTION 7.01 shall be paid by the Originator to the Buyer within two Business Days following Buyer's demand therefor.

          SECTION 7.02. REPURCHASE OF RECEIVABLES. (a) If, with respect to any Purchased Receivable, (i) such Receivable did not constitute an Eligible Receivable on the date such Receivable became a Purchased Receivable (or if, within three Business Days of any Purchase, the Buyer notifies the Originator that any Receivable which became a Purchased Receivable on the date of such Purchase is not an Eligible Receivable) or the Originator shall have breached any representation or warranty made hereunder with respect to such Receivable,
(ii) such Receivable, after the date such Receivable became a Purchased Receivable, became subject to any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of such Receivable (including without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms) or (iii) the Originator shall at any time breach any covenant made herein with respect to any such Receivable (a Purchased Receivable described in any of clauses (i), (ii) or (iii) above being referred to as an "Ineligible Purchased Receivable"), then the Originator shall on the next succeeding Purchase Date, upon the Buyer's demand, repurchase such Ineligible Purchased Receivable for the repurchase price specified in the following sentence. Upon the Buyer's demand, the Originator shall, on the Purchase Date coinciding with such repurchase, pay to the Buyer an amount equal to the Outstanding Balance of such Purchased Receivable plus accrued interest thereon as of such Purchase Date. The proceeds of any such repurchase shall be paid to the Buyer by depositing such proceeds into the Lock-Box Account. Any such repurchase shall be made without recourse or warranty, express or implied, by the Buyer.

                                  ARTICLE VIII

                                  MISCELLANEOUS

          SECTION 8.01. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Originator, shall in any event be effective unless the same shall be in writing and signed by (i) the Originator and the Buyer (with respect to an amendment) or (ii) the Buyer (with respect to a waiver or consent by it) or the Originator (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement (together with the exhibits hereto) among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

          SECTION 8.02. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, five days after being deposited in the mails, or, in the case of notice by telex, when telexed against receipt of answer back, or in the case of notice by facsimile copy, when verbal communication of receipt is obtained, in each case addressed as aforesaid, except that notices and communications pursuant to Article II shall not be effective until received.

          SECTION 8.03. NO WAIVER; REMEDIES. No failure on the part of the Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 8.04. BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the Originator, the Buyer and their respective successors and permitted assigns (which successors of the Originator shall include a trustee in bankruptcy). The Originator may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Buyer. The Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of the Originator. The Originator agrees that any assignee of the Buyer (to the extent of its interest so assigned) shall have the right to enforce this Agreement and to exercise directly all of the Buyer's rights and remedies under this Agreement, and the Originator agrees to cooperate fully with any such assignee in the exercise of such rights and remedies. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Termination Date, as the Purchased Receivables shall have been collected or charged off as uncollectible; PROVIDED, HOWEVER, that the rights and remedies with respect to any breach of any representation and warranty made by the Originator pursuant to Article IV and the indemnification and payment provisions of Article VII and this Article VIII shall be continuing and shall survive any termination of this Agreement.

          SECTION 8.05. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE BUYER IN THE PURCHASED ASSETS OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THE ORIGINATOR

HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ORIGINATOR AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE ORIGINATOR HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE ORIGINATOR AND THE BUYER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY. WITH RESPECT TO THE FOREGOING CONSENT TO JURISDICTION, THE ORIGINATOR HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 8.05 SHALL AFFECT THE RIGHT OF THE BUYER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE BUYER TO BRING ANY ACTION OR PROCEEDING AGAINST THE ORIGINATOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

          SECTION 8.06. COSTS, EXPENSES AND TAXES. (a) In addition to the rights of indemnification under Article VII hereof, the Originator agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing and any requested amendments, waivers or consents) of this Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Buyer (and the Bank and the Agent) with respect thereto and with respect to advising the Buyer (and the Bank and the Agent) as to its rights and remedies under this Agreement, and the other agreements executed pursuant hereto and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other agreements and documents to be delivered hereunder.

          (b) In addition, the Originator shall pay any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other agreements and documents to be delivered hereunder, and agrees to indemnify the Buyer and its assignees against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

          SECTION 8.07. EXECUTION IN COUNTERPARTS; SEVERABILITY. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


BUYER:                                  ATLANTIC AUTO FUNDING CORPORATION



                                        By /s/ Suzanne A. O'Connor
                                          -------------------------------
                                             Name:  Suzanne A. O'Connor
                                             Title: Vice President
                                             800 Perinton Hills Office Park
                                             Fairport, New York 14450
                                             Telecopy No.



ORIGINATOR:                              ATLANTIC AUTO FINANCE CORPORATION



                                         By /s/ Richard J. Harrison
                                           -------------------------------
                                              Name:  Richard J. Harrison
                                              Title: President
                                              800 Perinton Hills Office Park
                                              Fairport, New York 14450
                                              Telecopy No.